UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 9, 2018

Vycor Medical, Inc.

(Exact name of registrant)

Delaware	001-34932	20-3369218
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

951 Broken Sound Parkway, Suite 320

Boca Raton, FL 33487

(Address of principal executive offices and zip code)

561-558-2020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01.	Change in Registrant’s Certifying Accountant

Item 9.01	Financial Statements and Exhibits

SIGNATURES

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Change in Registrant’s Certifying Accountant

(i)

Paritz & Company, P.A. (“Paritz”), the independent registered public accounting firm to Vycor Medical, Inc. (the “Company”), announced effective October 9, 2018, that Paritz was acquired by a new auditing firm, Prager Metis CPA’s LLC (“Prager”), and that all of the employees and partners of Paritz were joining Prager.

(ii)

As a result, effective October 9, 2018, Paritz resigned as the Company’s independent registered public accounting firm. The Company’s Board of Directors engaged Prager to serve as the Company’s independent registered public accounting firm effective October 9, 2018.

(iii)

The reports of Paritz on the financial statements of the Company as of and for the fiscal years ended December 31, 2017, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports on the financial statements of the Company for the year ended December 31, 2017 contained a modification expressing substantial doubt regarding the Company’s ability to continue as a going concern.

(iv)

During the Company’s fiscal years ended December 31, 2017 and the subsequent interim period from January 1, 2018 to the date of this report, and in connection with the audit of the Company’s financial statements for such periods, there were no disagreements between the Company and Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

(v)

During the Company’s fiscal years ended December 31, 2017, and the subsequent interim period from January 1, 2018 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(vi)

During the Company’s fiscal years ended December 31, 2017, and the subsequent interim period from January 1, 2018 to the date of this report, the Company did not consult with Prager regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vii)

The Company has provided Paritz with a copy of the disclosures in this report and has requested that Paritz furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Paritz agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

16.1	Letter to Securities and Exchange Commission from Paritz & Company, P.A., dated October 12, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYCOR MEDICAL, INC.

By:	/s/ Peter Zachariou
Name:	Peter Zachariou
Title:	Chief Executive Officer

Dated: October 12, 2018